J.P. MORGAN EXCHANGE-TRADED FUNDS

JPMorgan Diversified Return U.S Equity ETF

Prospectus dated March 1, 2016, as supplemented

JPMorgan Diversified Return U.S Mid Cap Equity ETF

Prospectus dated May 9, 2016, as supplemented

Supplement dated November 14, 2016 to the Prospectuses as dated above

Effective immediately, the portfolio manager information for each Fund in the section titled “Management” in the Fund’s “Risk/Return Summary” is hereby deleted in its entirety and replaced by the following:

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Yazann Romahi	2016	Managing Director
Jonathan Msika	2016	Associate
Joe Staines	2016	Associate
Steven (Yegang) Wu	2016	Analyst

In addition, the first paragraph for each Fund in the section of the Fund’s prospectus titled “The Fund’s Management and Administration — The Portfolio Managers” is hereby deleted in its entirety and replaced with the following:

The Portfolio Managers

The portfolio management team utilizes a team-based approach, and the Fund’s portfolio management team is comprised of Yazann Romahi, Jonathan Msika, Joe Staines and Steven (Yegang) Wu. The team is responsible for managing the Fund on a day to day basis with a goal to seek investment results that closely correspond, before fees and expenses, to the performance of a Fund’s underlying index. Each portfolio manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities. Mr. Romahi, Managing Director of JPMIM, is the CIO of JPMIM’s Quantitative Beta Strategies since 2016. Mr. Romahi has been an employee since 2003 and a portfolio manager since 2009. From 2008 to 2016, he was Global Head of Quantitative Strategies and Research in JPMIM’s Multi-Asset Solutions Team. Mr. Msika, Associate of JPMIM, has been a research analyst and portfolio manager in the Quantitative Beta Strategies group since 2016. An employee since 2011, he was previously a quantitative analyst in the Quantitative Portfolio Strategies Team in JPMIM’s Multi-Asset Solutions Team from 2011 to 2016. Mr. Staines, Associate of JPMIM and a CFA charterholder, has been a research analyst and portfolio manager in the Quantitative Beta Strategies Team since 2016. An employee since 2014, he previously was a quantitative analyst in the Quantitative Portfolio Strategies Team in JPMIM’s Multi-Asset Solutions Team from 2014 to 2016. Prior to joining the firm, he was completing his PhD in Computational Finance from University College London. Mr. Wu, an Analyst of JPMIM, has been a research analyst and portfolio manager in the Quantitative Beta Strategies Team since 2016. An employee since 2014, he previously was a quantitative analyst in the Quantitative Portfolio Strategies Team in JPMIM’s Multi-Asset Solutions Team from 2014 to 2016. Prior to joining the firm, Mr. Wu was completing his bachelor’s degrees in Mathematics and Actuarial Science from the University of Iowa until 2013 and his M.A. in Financial Mathematics at Columbia University from 2013 to 2014. During this time, he also worked from January to July 2013 as an Actuarial Analyst at Transamerica, focusing on hedging and pricing for variable annuity products.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUS FOR FUTURE REFERENCE

SUP-ETF-USE-1116